POWER OF ATTORNEY

MIDAS SERIES TRUST, a Delaware statutory trust (“Trust”) and each of its undersigned trustees, hereby nominates, constitutes and appoints Thomas B. Winmill, John F. Ramirez, and Jacob Bukhsbaum (with full power to each of them to act alone) its/his true and lawful attorney-in-fact and agent, for it/him and on its/his behalf and in its/his name, place and stead in any and all capacities, to execute for and on behalf of the undersigned, in the undersigned’s capacity as a trustee of the Trust, the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement, and any and all supplements thereto and any exhibits and other documents requisite in connection therewith (the “Documents”); do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and file same with the United States Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust; and take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the Documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion. The undersigned hereby grants unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned trustee itself/himself might or could do.

IN WITNESS WHEREOF, I have hereunto signed my name this 11th of October, 2012.

MIDAS SERIES TRUST

By: /s/ Bruce B. Huber
Name: Bruce B. Huber
Title: Trustee

By: /s/ James E. Hunt
Name: James E. Hunt
Title: Trustee

By: /s/ Peter K. Werner
Name: Peter K. Werner
Title: Trustee